                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)     October 4, 2006
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                    LB-UBS Commercial Mortgage Trust 2006-C6
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                       (Exact Name of the Issuing Entity)

                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

       Lehman Brothers Holdings Inc. and UBS Real Estate Investments Inc.
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               (Exact Name of Sponsor as Specified in Its Charter)

 Delaware                          333-129844-03          82-0569805
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(State or Other Jurisdiction       (Commission            (IRS Employer
of Incorporation of Registrant)    File Number)           Identification No. of
                                                          Registrant)

745 Seventh Avenue, New York, New York                    10019
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(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.
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         On October 4, 2006, a pooling and servicing agreement dated as of
September 11, 2006 (the "Pooling and Servicing Agreement"), was entered into by and among Structured Asset Securities Corporation II (the "Registrant") as
depositor, Wachovia Bank, National Association as master servicer, LNR Partners,
Inc. as special servicer, and LaSalle Bank National Association as trustee. The
Pooling and Servicing Agreement was entered into for the purpose of creating a
New York common law trust, designated as LB-UBS Commercial Mortgage Trust
2006-C6 (the "Issuing Entity"), and issuing a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2006-C6, Commercial Mortgage
Pass-Through Certificates, Series 2006-C6 (the "Certificates"). The offer and sale of certain classes of the Certificates, designated as Class A-1, Class A-2,
Class A-3, Class A-AB, Class A-4, Class A-1A, Class A-M, Class A-J, Class B,
Class C, Class D, Class E, Class F and Class X-CP (collectively, the
"Underwritten Certificates"), were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-129844). The
Underwritten Certificates were sold to Lehman Brothers Inc., UBS Global Asset
Management (US) Inc. and UBS Securities LLC (collectively, the "Underwriters")
pursuant to an underwriting agreement dated as of September 22, 2006 (the
"Underwriting Agreement") between the Registrant, the Underwriters, Lehman
Brothers Holdings Inc. and UBS Real Estate Investments Inc. ("UBSREI"). Certain
of the mortgage loans backing the Underwritten Certificates (the "UBS Mortgage
Loans") were acquired by the Registrant from UBSREI as seller pursuant to a
Mortgage Loan Purchase Agreement dated as of September 22, 2006 (the
"UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI to the Registrant with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.

         Certain of the terms and conditions of the Pooling and Servicing
Agreement, the Underwriting Agreement and the UBS/Registrant Mortgage Loan
Purchase Agreement have been described in a prospectus dated September 15, 2006, and a supplement thereto dated September 22, 2006 related to the Underwritten
Certificates, which were previously filed on behalf of the Registrant on October
2, 2006, pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrant's Form S-3 registration statement number 333-129844-03, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing Agreement, the Underwriting Agreement and the UBS/Registrant Mortgage Loan Purchase
Agreement will be filed subsequently as exhibits to a separate Current Report on
Form 8-K filed by the Registrant for the Issuing Entity.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  October 10, 2006

                                       STRUCTURED ASSET SECURITIES
                                       CORPORATION II

                                         By:  /s/ David Nass
                                              ---------------------------
                                              Name:  David Nass
                                              Title: Senior Vice President

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